                              LEADER MUTUAL FUNDS

                      Supplement Dated July 2, 2004 to the
          Institutional, Investor A and B and Sweep Shares Prospectus
                             Dated January 1, 2004

Effective June 30, 2004, Union Planters Corporation, the parent of Union Planters Investment Advisors ("Current Adviser"), merged with and into Regions Financial Corporation ("RFC") (the "Merger"). The Merger constituted a change in control of the Current Adviser and resulted in the automatic termination of the investment advisory agreements under which the Current Adviser managed each series of LEADER Mutual Funds (the "Trust" or the "Funds") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, due to current engagements of KPMG LLP ("KPMG"), the independent accountants to the Trust, with RFC and its affiliates, KPMG is no longer allowed to serve the Trust in such role and has resigned as the Trust's independent accountants. At a special meeting (the "Meeting") of the Board of Trustees of the Trust (the "Board") held on June 28, 2004, the Board approved: (i) the engagement of Morgan Asset Management, Inc. ("MAM"), an indirect wholly owned subsidiary of RFC, to replace the Current Adviser as the investment adviser to each of the Funds; and (ii) PricewaterhouseCoopers LLP ("PWC") to replace KPMG as the independent accountants of the Trust for the fiscal year ending August 31, 2004.

Each of MAM and PWC will commence their engagements as of June 30, 2004, subject to shareholder approval and otherwise in accordance with the requirements of the 1940 Act. MAM will initially serve under the terms of interim investment advisory agreements for each of the Funds, as approved by the Board at the Meeting. The Board expects to call a Special Meeting of Shareholders whereby shareholders of the Funds will be asked to approve final investment advisory agreements with MAM and the engagement of PWC as the Trust's independent accountants.

MAM, located at 417 North 20th Street, Birmingham, AL 35203 will be responsible for the investment management of the Funds, including making investment decisions and placing orders to buy, sell or hold a particular security. Founded in 1986, MAM is an indirect wholly owned subsidiary of RFC, a publicly held financial holding company that provides banking and other financial services. MAM also serves as investment adviser to Regions Morgan Keegan Select Funds, a separately registered investment company consisting of ten funds, and Morgan Keegan Series Fund, Inc., a separately registered investment company consisting of three funds. As of May 31, 2004, MAM has more than $10.0 billion in total assets under management.

MAM has several portfolio managers committed to the day-to-day management of the Funds. The following table identifies each Fund's portfolio manager(s):

FUND                                       PORTFOLIO MANAGER(S)
----                                       --------------------
Growth Equity Fund                         Walter A. Hellwig
Growth & Income Fund                       Walter A. Hellwig
Balanced Fund                              Carter E. Anthony and John B. Norris
Tax-Exempt Bond Fund                       John B. Norris
Intermediate Bond Fund                     Carter E. Anthony and John B. Norris
Short Term Bond Fund                       James C. Kelsoe
Money Funds                                Chad A. Stafko and John B. Norris

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Carter E. Anthony, CFA -- Mr. Anthony is currently a portfolio manager for and
President and Chief Investment Officer of Morgan Asset Management. Mr. Anthony has thirty years of experience in the management and research of fixed income and equity investments for insurance company and trust assets. He is responsible for the comprehensive investment policy for Morgan Asset Management. Mr. Anthony holds a BS in Economics from the University of Alabama, a BA in Accounting from the University of West Florida, an MBA from the University of Alabama at Birmingham and an MS Ed. from the Graduate School of Mortgage Banking, Northwestern University.

Walter A. Hellwig -- Mr. Hellwig is currently a portfolio manager for and Senior Vice President of Union Planters Advisors. Mr. Hellwig has twenty-eight years experience in the financial services industry, and has been with Union Planters Advisors for four years. Previously, he was an investment manager for Federated Investors. He spent seven years as Director of Investment Research for Boatmen's Investment Services, a regional brokerage firm. Prior to this, Mr. Hellwig served as a research analyst for Boatmen's Trust for seven years. He spent ten years as Vice President of commercial loans for a Midwestern regional bank before entering investment management. Mr. Hellwig received a BSBA and an MBA from Washington University, St. Louis.

James C. Kelsoe, CFA -- Mr. Kelsoe is a portfolio manager for and is the Chief Fixed Investment Officer at Morgan Asset Management, positions he has held since 1991. Mr. Kelsoe has more than 14 years of investment analysis and portfolio management experience. He holds a BS in Corporate Finance from the University of Alabama. Mr. Kelsoe holds the Chartered Financial Analyst (CFA) designation from The Association for Investment Management and Research.

John B. Norris, V -- Mr. Norris is a portfolio manager and a Senior Fund Manager and Senior Fixed Income Strategist for Morgan Asset Management. Mr. Norris has twelve years of experience in the management and research of money market and fixed income investments. Mr. Norris holds a BA from Wake Forest University and an MBA from the University of Baltimore.

Chad A. Stafko -- Mr. Stafko is a portfolio manager for and an Assistant Vice President of Union Planters Advisors. Prior to joining Union Planters Advisors in May 1999, Mr. Stafko worked for a Big Five accounting firm in which he worked in the Valuation Services division, valuing companies for mergers and acquisitions. Mr. Stafko holds an MBA from Southern Illinois University and a Bachelor of Science in Finance.

PWC, located at 100 East Broad Street, Columbus, Ohio 43215, will serve as independent accountants to the Trust. PWC provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.

                                 * * * * * * *

 THIS SUPPLEMENT IS PROVIDED TO UPDATE, AND SHOULD BE READ IN CONJUNCTION WITH,
  THE INFORMATION PROVIDED IN EACH FUND'S PROSPECTUS. INVESTORS SHOULD RETAIN
                     THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                  ALLPRO-SUP7/04